Annual Report
                               October 31, 1996


                                 OLD WESTBURY
                              INTERNATIONAL FUND
                              ------------------





                           [LOGO OF BESSEMER TRUST]





OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
November 1996
--------------------------------------------------------------------------------

     The outlook for growth and interest rates in the United States has been the main focus of attention during the period under review. Concern during the summer was followed by increasing certainty that interest rates would not be raised, at least not until after the elections in the United States, allowing international markets to respond to positive domestic influences. We continue to see possibilities for further appreciation.

PERFORMANCE
     The Old Westbury International Fund's (the "Fund") total return rose by 3.5% in the six month period ending October 31, 1996.* This compares with a fall of 2.5% in the Morgan Stanley Capital International: Europe, Australia and Far East Index** ("EAFE") over the same period while the Morgan Stanley Capital International Emerging Markets Free Index** ("MSCI") which measures the performance of the "free" emerging markets fell by 6.0%. Many of the markets in which the Fund has overweighted positions performed well including: Hong Kong, Canada, Ireland, Brazil and Peru. Japan in which the Fund has no investments) fell over 15%. The Fund's total return rose 16.9% before fees and expenses, in the year as a whole.* This compares with a rise of 10.5% in the EAFE index and 6.5% in the MSCI index. The Fund benefited from positive asset allocation and stock selection.

PORTFOLIO COMPOSITION

     The balance of the portfolio changed modestly over the period. The cash position was used to increase the exposure in continental Europe. The Fund made a number of investments in Germany to take advantage of the

------------------
 * Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Morgan Stanley Capital International: Europe, Australia and Far East Index is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand and Far Eastern stock markets. Morgan Stanley Capital International Emerging Markets Free Index is an arithmetic, market value-weighted average of the performance of over 500 securities listed on the stock exchange of 13 countries in the Pacific and Asian regions. These indices are unmanaged, and investments may not be made in an index.

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                                       November 1996 (Continued)
--------------------------------------------------------------------------------

improving outlook of corporate earnings as well as initiated positions in Norway and Portugal. The Fund has had no exposure to Japan.

CONCLUSION

     The Fund has performed well but we expect further rises in both the developed and emerging markets. We believe that interest rates are more likely to be cut than increased in Europe and Australia and earnings are set to recover, which should support these markets. Emerging markets could continue to offer good value.


OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
November 1996 (Continued)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 1996+


          `Graphic representation ``A'' omitted.  See Appendix.''

                                                                       SINCE
            OLD WESTBURY INTERNATIONAL FUND               1 YEAR    INCEPTION**
Without sales charge...................................    15.5%       4.5%
With 4.5% sales charge.................................    10.3%       2.9%


------------------
** October 22, 1993

+Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The chart above illustrates the total value of a $10,000 investment from inception (assuming a 4.5% sales charge) with dividends and capital gains reinvested. The EAFE index is a weighted index comprised of approximately 1,100 securities listed on the stock exchanges of Europe, Australia and the Far East. The EAFE index also includes the reinvestment of dividends, net of withholding taxes, but does not include fees and expenses associated with an investment in the Fund. The MSCI Index is a weighted index comprised of approximately 1,100 securities in 20 "free" emerging markets. A free market is defined as a market with no restrictions on foreign investors. The MSCI Index includes the reinvestment of gross dividends, but does not include fees and expenses associated with an investment in the Fund.


                                                 OLD WESTBURY INTERNATIONAL FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                                       November 1996 (Continued)
--------------------------------------------------------------------------------

JAPAN

     The Fund has had no exposure to Japan. The economy seems to be slowly recovering and since industry tends to have high fixed costs, an increase in demand can produce a strong recovery in profits. Also, some companies are at last beginning to cut costs and provide a little more information for shareholders. This could provide opportunities although rising interest rates and the high valuations placed on equities are likely to restrain the market.

PACIFIC BASIN

     Australia and Hong Kong appear to be emerging from periods of slow growth and should benefit from accelerating earnings as their economies recover. The rest of the Pacific Rim has suffered as high interest rates were imposed to moderate inflation and current account deficits. Export demand also slowed sharply. Interest rates should be able to drop now and a recovery in demand for electronics and other important industries for Asia should support earnings in 1997.

EUROPE

     With growth still weak in Germany, interest rates should remain stable in all countries except the UK where demand tends to be more buoyant. This should continue to support the stock markets. Moves by European companies to restructure their operations and increased focus on shareholder value should enhance profits.

LATIN AMERICA

     Latin America has recovered well from the economic downturn in 1995 and we are looking for a modest acceleration of growth in 1997. We believe that inflation is under control and interest rates should remain around current levels. Valuations continue to look attractive relative to expected earnings growth.

CURRENCY IMPACT

     The apparent desire of the Japanese and various European countries to improve their competitiveness relative to the United States has reinforced the impact of the trend in interest rates and benefited the dollar. We have reduced the hedge and will seek to progressively reduce it further into strength.


OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
November 1996 (Continued)
--------------------------------------------------------------------------------

GEOGRAPHICAL AREA                              PORTFOLIO ALLOCATION AT          EAFE
                                          10/31/96     4/30/96    10/31/95      INDEX
Australia..............................        11.4%       10.4%        9.8%        2.7%
Hong Kong..............................         9.5         9.6         8.6         3.3
Rest of Asia...........................        15.8        17.6        21.6         4.0

UK.....................................         8.9         7.3         8.6        16.2

France.................................         6.4         6.6         6.2         6.5
Spain..................................         4.8         4.2         3.5         1.9
Germany................................         4.0          --          --         6.6
Netherlands............................         3.6         3.3         3.4         4.0
Switzerland............................         2.4         2.3         2.9         5.8
Italy..................................         1.3         2.2         2.4         2.4
Rest of Europe.........................        11.6        10.4        10.7         5.5

Latin America..........................        10.8        11.6        13.3          --

South Africa...........................         3.0         4.1         4.4          --

Canada.................................         2.1         2.4         2.4          --

Japan..................................          --          --          --        41.1

Other assets and
  liabilities, net*....................         4.4         8.0         2.2          --
                                         -----------  ---------  -----------  ---------
                                              100.0%      100.0%      100.0%      100.0%
                                         -----------  ---------  -----------  ---------
                                         -----------  ---------  -----------  ---------


------------------
* Includes cash, unrealized gains/losses on forward foreign currency contracts, pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                                October 31, 1996
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                           SECURITY                             VALUE
-----------  ----------------------------------------------------  ----------------
COMMON AND PREFERRED STOCKS--95.6%

            ARGENTINA--2.8%
   178,174  Banco De Galicia Y Buenos Aires (Banks)                  $      814,394
   237,337  Perez Companc--Class 'B' (Energy)                             1,500,225
   110,000  Telefonica De Argentina ORD--Class 'B' (Services)               253,043
    53,370  YPF Sociedad Anunima--Class 'D' (Energy)                      1,219,711
                                                                     --------------
            TOTAL ARGENTINA                                               3,787,373
                                                                     --------------

            AUSTRALIA--11.4%
   263,000  Amcor Ltd. (Customer Goods)                                   1,631,391
    95,900  Brambles Industries, Ltd. (Services)                          1,585,810
   127,900  Broken Hill Properties ORD (Diversified)                      1,695,008
   482,000  CSR Ltd. (Materials)                                          1,616,960
   117,969  Lend Lease Corporation Ltd.
              (Financial Services & Property)                             1,996,480
    57,450  National Australia Bank Ltd. (Banks)                            629,544
   253,777  News Corporation Ltd. (Services)                              1,441,660
   323,185  Western Mining Corporation (Materials)                        2,027,733
   271,000  Westpac Banking Corporation (Banks)                           1,543,789
   584,600  Woolworth Ord--Class 'C' Shares (Consumer Goods)              1,345,978
                                                                     --------------
            TOTAL AUSTRALIA                                              15,514,353
                                                                     --------------
            BRAZIL--3.8%
     4,688  Electrobas (1,000 shares) (Utilities)*                        1,528,745
    53,000  Elevadores Atlas (Capital Goods)*                               577,826
    41,343  Telebras (1,000 shares) Preferred (Services)*                 3,058,563
                                                                     --------------
            TOTAL BRAZIL                                                  5,165,134
                                                                     --------------

            CANADA--2.1%
    32,812  Canadian Imperial Bank of Commerce (Banks)                    1,365,941
    36,500  Canadian Pacific Ltd. (Diversified)                             927,504
    40,380  MacMillan Bloedel Ltd. (Materials)                              567,372
                                                                     --------------
            TOTAL CANADA                                                  2,860,817
                                                                     --------------



OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1996 (Continued)
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                           SECURITY                             VALUE
-----------  ----------------------------------------------------  ----------------
            EASTERN EUROPE--0.4%
    51,000  First N.I.S. Regional Fund (Mutual Fund)*                $      548,250
                                                                     --------------
            TOTAL EASTERN EUROPE                                            548,250
                                                                     --------------

            FINLAND--1.2%
    14,100  Metra--Class 'B' (Capital Goods)                                785,023
     9,900  Nokia--Class 'A' (Electronics & Electrical Equipment)           456,417
    17,410  UPM Kymmenc (Capital Goods)*                                    352,475
                                                                     --------------
            TOTAL FINLAND                                                 1,593,915
                                                                     --------------

            FRANCE--6.4%
     5,624  Accor (Services)                                                704,853
     2,184  Carrefour (Consumer Goods)                                    1,209,567
     3,371  Cetelem (Financial Services & Property)                         717,962
    40,802  Christian Dior--Warrants (Consumer Goods)*                      848,299
    11,510  Lafarge Coppee (Materials)                                      689,344
    14,200  Michelin (Capital Goods)                                        683,319
     3,610  Pinault au Printemps (Consumer Goods)*                        1,358,727
    26,093  Schneider (Capital Goods)                                     1,273,450
     4,492  Television Francais 1 (Services)                                477,042
    11,879  Valeo (Consumer Goods)                                          711,465
                                                                     --------------
            TOTAL FRANCE                                                  8,674,028
                                                                     --------------

            GERMANY--4.0%
     9,491  Adidas (Consumer Goods)                                         811,496
    12,630  Daimler-Benz (Consumer Goods)*                                  739,613
    19,068  Deutsche Bank AG (Banks)                                        880,989
    26,180  Hoechst AG (Health Care)*                                       982,117
     1,574  Linde AG (Capital Goods)                                        972,021
    19,345  Siemens (Electronics & Electrical
              Equipment)*                                                   997,132
                                                                     --------------
            TOTAL GERMANY                                                 5,383,368
                                                                     --------------



                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1996 (Continued)
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                           SECURITY                             VALUE
-----------  ----------------------------------------------------  ----------------
            HONG KONG--9.5%
 1,085,168  ASM Pacific Technology Ltd. (Electronics & Electrical
              Equipment)                                             $      814,037
   868,800  Cafe De Coral Ltd. (Consumer Goods)*                            255,635
 1,243,700  China Merchants Hai Hong (Capital Goods)                        402,138
 1,191,000  China Overseas (Financial Services &
              Property)                                                     442,863
 2,252,300  China Travel (Services)                                         699,128
   275,500  Citic Pacific Ltd. (Diversified)                              1,339,766
 2,316,400  Gold Peak (Consumer Goods)                                    1,438,051
    54,869  HSBC Holdings Ltd. (Banks)                                    1,117,704
   486,400  Jardine Matheson Holdings (Singapore
              Registered Diversified)                                     2,748,160
   406,849  Swire Pacific Ltd.--Class 'A' (Diversified)                   3,591,330
                                                                     --------------
            TOTAL HONG KONG                                              12,848,812
                                                                     --------------

            INDIA--1.1%
    58,000  Indian Rayon Industries GDR (Materials)                         449,500
   103,467  Mahindra & Mahindra GDR (Capital Goods)                       1,086,400
                                                                     --------------
            TOTAL INDIA                                                   1,535,900
                                                                     --------------

            INDONESIA--2.4%
 1,238,000  Asahimas Flat Glass (Capital Goods)                             704,527
   168,030  Indofood Sukses Makmur (Consumer Goods)                         353,626
    10,300  Indonesia Satellite Corporate ADRS
              (Services)                                                    309,000
   316,000  Semen Gresik (Materials)                                        902,547
   246,300  Tigaraska Satria (Consumer Goods)                               439,009
   334,000  Trias Sentosa (Materials)                                       507,462
                                                                     --------------
            TOTAL INDONESIA                                               3,216,171
                                                                     --------------

            IRELAND--4.0%
   147,619  Allied Irish Banks (Banks)                                      934,630
   113,200  Bank of Ireland (Banks)                                         930,434
    64,350  Cement Roadstone Holdings (Materials)                           659,837
    51,400  Greencore Group PLC (Consumer Goods)                            293,642
   250,100  Irish Life (Financial Services & Property)                    1,070,575
   302,112  Smurfit (Jefferson) Group (Materials)                           816,251



OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1996 (Continued)
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                           SECURITY                             VALUE
-----------  ----------------------------------------------------  ----------------
            IRELAND (Continued)
   561,950  Waterford Wedgwood (Consumer Goods)                      $      685,972
                                                                     --------------
            TOTAL IRELAND                                                 5,391,341
                                                                     --------------

            ITALY--1.3%
   325,400  Fiat--Preferred (Consumer Goods)                                461,765
   395,300  Stet (Services)                                               1,368,947
                                                                     --------------
            TOTAL ITALY                                                   1,830,712
                                                                     --------------

            KOREA--0.5%
    21,200  Korea Electric Power (Energy)                                   625,194
                                                                     --------------

            MALAYSIA--1.9%
   720,100  Sime Darby (Diversified)                                      2,550,918
                                                                     --------------

            MEXICO--2.1%
   260,289  Cementos Astsk--Class 'B' (Materials)                           948,289
    70,500  Empresas Ica Sociedad Controladora
              (Materials)*                                                  925,534
   137,436  Nadro--Class 'L' (Health Care)                                  394,524
   341,673  Soriana--Class 'B' (Consumer Goods)                             613,810
                                                                     --------------
            TOTAL MEXICO                                                  2,882,157
                                                                     --------------

            NETHERLANDS--3.6%
    14,395  ABN Amro Holdings (Banks)                                       811,761
    35,536  IHC Caland (Consumer Goods)                                   1,978,866
    27,800  K.L.M. NLG 20 (Services)                                        660,426
    11,585  Wolters Klower (Consumer Goods)                               1,485,763
                                                                     --------------
            TOTAL NETHERLANDS                                             4,936,816
                                                                     --------------

            NEW ZEALAND--2.3%
   403,100  Air New Zealand--Class 'B' (Services)                           982,526
   120,272  Air New Zealand--Class 'B' Rights
              (Services)*                                                   123,210
   376,100  New Zealand Telecommunications (Services)                     1,953,002
                                                                     --------------
            TOTAL NEW ZEALAND                                             3,058,738
                                                                     --------------



                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1996 (Continued)
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                           SECURITY                             VALUE
-----------  ----------------------------------------------------  ----------------
             NORWAY--0.5%
    215,500  Norske Bank (Banks)*                                  $        710,688
                                                                   ----------------
             PERU--2.1%
    875,634  Edegel New Shares (Utilities)                                  442,068
    158,162  Minsur--Class 'T' (Materials)                                1,421,920
        698  Talleres Moyopampa--Class 'B' (Utilities)                          520
    387,459  Telefonica De Peru--Class 'B' (Services)                       821,564
     12,500  Telefonica De Peru--ADS (Services)                             257,812
                                                                   ----------------
             TOTAL PERU                                                   2,943,884
                                                                   ----------------
             PHILIPPINES--2.8%
    442,800  Ayala Corporation (Diversified)                                421,875
    183,633  Bacnotan Consolidated Industries--Class 'B'
               (Materials)                                                  769,805
    104,000  Jardine Davies Inc. (Diversified)*                             352,744
     28,640  Philippine Long Distance Telephone
               (Services)                                                 1,719,055
     43,834  Philippine National Bank (Banks)*                              505,323
                                                                   ----------------
             TOTAL PHILIPPINES                                            3,768,802
                                                                   ----------------
             POLAND--2.1%
     12,000  Bank Slaski (Banks)                                          1,108,860
      3,810  Debica (Consumer Goods)*                                        77,183
    134,202  Elektrim (Capital Goods)                                     1,120,854
    219,820  Mostostal Export (Capital Goods)                               558,593
    219,820  Mostostal Export--Rights (Capital Goods)*                        9,610
                                                                   ----------------
             TOTAL POLAND                                                 2,875,100
                                                                   ----------------
             PORTUGAL--0.9%
     49,200  Portugal Telecom (Services)*                                 1,270,960
                                                                   ----------------
             SINGAPORE--3.7%
    349,320  City Developments (Financial Services & Property)            2,751,918
    195,945  Oversea Chinese Bank--Class 'F' (Banks)                      2,238,974
                                                                   ----------------
             TOTAL SINGAPORE                                              4,990,892
                                                                   ----------------



OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1996 (Continued)
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                           SECURITY                             VALUE
-----------  ----------------------------------------------------  ----------------
            SOUTH AFRICA--3.0%
    86,531  Free State Consolidated Gold Mines Ltd. (Materials)      $      756,048
    58,400  Kloof Gold Mining Company Ltd.
              (Materials)                                                   541,375
   191,800  Murray & Roberts--ORD (Materials)                               651,936
    75,863  Sasol (Energy)                                                  925,551
    52,900  South African Pulp and Paper Industries (Materials)             467,842
    48,345  Western Areas Gold Mining (Materials)                           746,939
                                                                     --------------
            TOTAL SOUTH AFRICA                                            4,089,691
                                                                     --------------
            SPAIN--4.8%
    48,742  Aumar (Services)                                                694,461
    34,400  Enher (Utilities)                                               675,935
   162,500  Sevillana De Electricidad (Utilities)                         1,551,981
   113,020  Telefonica De Espanol (Services)                              2,265,001
    67,235  Vallehermoso (Financial Services &
              Property)                                                   1,326,383
                                                                     --------------
            TOTAL SPAIN                                                   6,513,761
                                                                     --------------
            SWEDEN--1.2%
    44,000  Nobel Biocare (Health Care)*                                    742,294
    53,500  Sparbanken Sverige (Banks)                                      845,644
                                                                     --------------
            TOTAL SWEDEN                                                  1,587,938
                                                                     --------------
            SWITZERLAND--2.4%
     1,077  ABB AG (Capital Goods)                                        1,327,878
       844  Ciba Geigy--Bearer Shares (Health Care)                       1,033,279
     3,406  SBC--Registered (Banks)                                         653,553
       533  Sulzer--Registered (Capital Goods)                              302,302
                                                                     --------------
            TOTAL SWITZERLAND                                             3,317,012
                                                                     --------------
            THAILAND--1.1%
    94,800  Alphatec Electronics (Electronics &
              Electrical Equipment)                                  $      743,238
    97,400  Thai Farmers Bank FS (Banks)                                    740,713
    21,912  Thai Farmers Bank--Warrants (Banks)*                             32,426
                                                                     --------------
            TOTAL THAILAND                                                1,516,377
                                                                     --------------



                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1996 (Continued)
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                           SECURITY                             VALUE
-----------  ----------------------------------------------------  ----------------
             TURKEY--1.3%
  4,912,800  AK Bank (Banks)                                                599,931
  4,889,585  NETAS (Consumer Goods)                                       1,181,489
                                                                   ----------------
             TOTAL TURKEY                                                 1,781,420
                                                                   ----------------
             UNITED KINGDOM--8.9%
     86,600  Allied Domecq (Consumer Goods)                                 669,184
     37,950  BAT Industries ORD (Consumer Goods)                            264,235
     77,200  British Energy--Partly Paid (Utilities)*                       148,195
    199,510  Cable & Wireless PLC (Electronics &
               Electrical Equipment)                                      1,587,112
    207,518  Carlton Communications PLC (Electronics & Electrical
               Equipment)                                                 1,660,940
    119,080  Grand Metropolitan PLC (Consumer Goods)                        897,889
     58,000  Pace Micro Technology (Consumer Goods)*                        213,241
    126,300  Penninsula & Oriental DFD (Diversified)                      1,239,980
    300,900  Royal Sun Alliance ORD (Financial Services and
               Property)                                                  2,063,260
    119,467  Siebe PLC (Diversified)                                      1,873,524
    145,858  The Boots Company PLC (Health Care)                          1,487,757
                                                                   ----------------
             TOTAL UNITED KINGDOM                                        12,105,317
                                                                   ----------------
TOTAL INVESTMENTS--95.6%
  (Identified Cost $112,825,858)(a)                                     129,875,839
                                                                   ----------------
CASH AND OTHER ASSETS NET OF
  LIABILITIES--4.4%                                                       5,918,613
                                                                   ----------------
NET ASSETS--100.0%                                                 $    135,794,452
                                                                   ----------------
                                                                   ----------------


 * Non-income producing security.
(a) The aggregate cost for Federal income tax purposes at October 31, 1996 was $112,146,672. The aggregate gross unrealized appreciation was $23,438,155 and the aggregate gross unrealized depreciation was $6,388,174, resulting in net unrealized appreciation of $17,049,981.

ADR: American Depositary Receipts
GDR: Global Depositary Receipts
ORD: Ordinary Shares

Note: Company descriptions have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.

                                                 OLD WESTBURY INTERNATIONAL FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments, at market value (identified cost $112,825,858).....  $    129,875,839
  Cash............................................................         7,214,077
  Receivables for:
        Dividends.................................................           331,530
        Interest..................................................            24,383
        Withholding taxes--dividends..............................           196,375
  Deferred organization expense...................................            35,964
  Prepaid insurance...............................................               244
                                                                    ----------------
        Total assets..............................................       137,678,412
                                                                    ----------------
LIABILITIES:
  Net unrealized depreciation on foreign currency.................           351,838
  Payables for:
        Investments purchased.....................................         1,272,566
        Fund shares redeemed......................................            25,387
     Accrued expenses.............................................           234,169
                                                                    ----------------
        Total liabilities.........................................         1,883,960
                                                                    ----------------
NET ASSETS APPLICABLE TO 12,165,931.731 SHARES OF
  BENEFICIAL INTEREST OUTSTANDING.................................  $    135,794,452
                                                                    ----------------
                                                                    ----------------
Net Assets consist of:
  Paid-in capital.................................................  $    126,622,295
  Undistributed net investment income.............................         1,276,175
  Accumulated net realized loss on investments and
     foreign currency translations................................        (8,806,606)
  Net unrealized appreciation on investments and
     foreign currency translations................................        16,702,588
                                                                    ----------------
NET ASSETS........................................................  $    135,794,452
                                                                    ----------------
                                                                    ----------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($135,794,452 /
  12,165,931.731 SHARES OF BENEFICIAL INTEREST OUTSTANDING).......            $11.16
MAXIMUM OFFERING PRICE PER SHARE ($11.16 / .955)..................            $11.69


                       See Notes to Financial Statements.


OLD WESTBURY INTERNATIONAL FUND
STATEMENT OF OPERATIONS
For the fiscal year ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign withholding tax of
     $377,155)........................................  $    3,100,732
  Interest............................................         292,895
                                                        --------------
        Total income..................................                  $    3,393,627
                                                                        --------------
EXPENSES:
  Investment Advisory.................................         990,632
  Custody.............................................         252,394
  Administration......................................         175,182
  Shareholder Servicing...............................         309,850
  Registration........................................          26,140
  Amortization of organization costs..................          19,315
  Distribution........................................           9,479
  Printing and Postage................................          26,685
  Legal...............................................          13,158
  Audit...............................................          43,500
  Insurance...........................................          14,214
  Transfer Agent......................................          26,364
  Directors...........................................          14,750
  Miscellaneous.......................................             641
                                                        --------------
        Total expenses................................       1,922,304
  Less fees waived by Advisor.........................         (29,346)
                                                        --------------
        Net expenses..................................                       1,892,958
                                                                        --------------
  NET INVESTMENT INCOME...............................                       1,500,669
                                                                        --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
  NET REALIZED GAIN/(LOSS) ON:
     Investments......................................      (3,789,756)
     Foreign currency transactions....................       1,680,811      (2,108,945)
                                                        --------------  --------------
  NET CHANGE IN UNREALIZED APPRECIATION ON:
     Investments......................................      18,270,804
     Translations of assets and liabilities in foreign
     currencies and foreign currency contracts........        (602,839)     17,667,965
                                                        --------------  --------------
NET REALIZED AND UNREALIZED GAIN......................                      15,559,020
                                                                        --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................                  $   17,059,689
                                                                        --------------
                                                                        --------------


                       See Notes to Financial Statements.


                                                 OLD WESTBURY INTERNATIONAL FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          FISCAL YEAR ENDED
                                                             OCTOBER 31,
                                                        1996              1995
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.........................  $      1,500,669  $      1,348,195
  Net realized loss on investments and foreign
     currency transactions......................        (2,108,945)       (4,939,089)
  Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency translations......................        17,667,965        (5,283,692)
                                                  ----------------  ----------------
  Net increase/(decrease) in net assets from
     operations.................................        17,059,689        (8,874,586)
                                                  ----------------  ----------------
DISTRIBUTION TO SHAREHOLDERS:
  From net investment income....................        (1,459,800)         (755,605)
                                                  ----------------  ----------------
FROM CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sale of capital
     stock......................................        45,618,132        26,859,241
  Reinvestment of dividends.....................         1,100,982           751,802
  Net cost of capital stock redeemed............       (30,719,037)      (18,315,186)
                                                  ----------------  ----------------
  Net increase in net assets resulting from
     capital stock transactions.................        16,000,077         9,295,857
                                                  ----------------  ----------------
  NET INCREASE/(DECREASE) IN NET
     ASSETS.....................................        31,599,966          (334,334)
NET ASSETS:
  Beginning of period...........................       104,194,486       104,528,820
                                                  ----------------  ----------------
  End of period (including undistributed net
     investment income of $1,276,175 in 1996 and
     distributions in excess of net investment
     income of ($113,533) in 1995...............  $    135,794,452  $    104,194,486
                                                  ----------------  ----------------
                                                  ----------------  ----------------


                       See Notes to Financial Statements.


OLD WESTBURY INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                 YEAR ENDED OCTOBER 31,
                                         1996        1995        1994      1993(A)
Net asset value, beginning of
  period............................  $     9.80  $    10.81  $    10.14  $   10.00
Income from investment operations:
  Net investment income.............        0.13        0.14        0.10       0.00
  Net realized and unrealized gain
     (loss) on investments..........        1.37       (1.07)       0.57       0.14
                                      ----------  ----------  ----------  ---------
  Total from investment
  operations........................        1.50       (0.93)       0.67       0.14
                                      ----------  ----------  ----------  ---------
Less distributions:
  Distributions from net investment
     income.........................       (0.14)      (0.08)     --         --
                                      ----------  ----------  ----------  ---------
Net asset value, end of period......  $    11.16  $     9.80  $    10.81  $   10.14
                                      ----------  ----------  ----------  ---------
                                      ----------  ----------  ----------  ---------
  Total return*.....................        15.5%       (8.6%)        6.6%       1.4%

Ratios/Supplemental data:
  Net assets, end of period (in
     000's).........................  $  135,794  $  104,194  $  104,529  $  11,957
  Ratio of expenses to average net
     assets before waiver of
     expenses.......................        1.52%       1.60%       1.70%      2.50%**+
  Ratio of expenses to average net
     assets.........................        1.50%       1.50%       1.50%      1.50%**
  Ratio of net investment income
     (loss) to average net assets...        1.19%       1.40%       0.90%     (0.91%)**
  Portfolio turnover rate...........          55%         32%         23%         0%
  Average Commission rate paid......      0.0080      0.0100      --         --


------------------
 * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.
 ** Annualized.
  The calculation takes state expense limitations into consideration.
(a) For the period October 22, 1993 (commencement of operations) to October 31, 1993.
Note: Per share values calculated using average shares outstanding.

                       See Notes to Financial Statements.

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                October 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Old Westbury International Fund (the "Portfolio") is a separate series of Old Westbury Funds, Inc. (the "Fund"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), as a diversified, open-end management investment company. The Fund's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which is a separate class of shares. At October 31, 1996, the Portfolio was the only series of the Fund. The Fund was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

     The following is a summary of the significant accounting policies followed by the Portfolio:

     A. VALUATION OF INVESTMENTS. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

     Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company, N.A. ("Bessemer"), the Portfolio's investment advisor (the "Advisor"), to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

     Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.


OLD WESTBURY INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1996 (Continued)
--------------------------------------------------------------------------------

     B. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

            (i) value of investment securities, other assets and liabilities--at the current rates of exchange.

            (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the value of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the value of portfolio securities sold during the period.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

     C. FORWARD FOREIGN CURRENCY CONTRACTS. The Fund enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency contracts open at October 31, 1996 were as follows:

               FORWARD      DELIVER                               UNREALIZED
 CONTRACTS       SALE        DATE        VALUE        PROCEEDS    DEPRECIATION
19,331,742   ECU.........   6/30/97   $24,651,838   $24,300,000   ($351,838)


------------------
ECU: European Currency Units

     D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME.
Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method.


                                                 OLD WESTBURY INTERNATIONAL FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                    October 31, 1996 (Continued)
--------------------------------------------------------------------------------
Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

     E. DEFERRED ORGANIZATION EXPENSES. Expenses incurred by the Fund in connection with its organization and the initial public offering of the Portfolio's shares are being amortized on a straight-line basis over a five-year period. The amount paid by the Portfolio on any redemption of the Portfolio's initial shares will be reduced by the pro rata portion of any unamortized organization expense which the number of the initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

     F. FEDERAL TAXES. It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income or excise tax provision is required.

     For the years ended October 31, 1996, 1995, and 1994 the Fund had for Federal income tax purposes unused capital loss carryovers of approximately $2,148,175, $1,878,354, and $3,600,004, which will expire in 2004, 2003, and
2002, respectively.

     G. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. The Portfolio anticipates paying income dividends on an annual basis. Capital gains distributions, if any, will be made on an annual basis. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, and capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.


OLD WESTBURY INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1996 (Continued)
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES.

     A. INVESTMENT ADVISORY FEES. Pursuant to an advisory contract, dated October 12, 1993, the Fund has retained Bessemer to make investment decisions for the Portfolio. The investment advisory fee paid to the advisor is computed daily and paid monthly in accordance with the following schedule: 0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

     B. ADMINISTRATION FEES. Signature Broker-Dealer Services, Inc. ("Signature") served as administrator, distributor and shareholder servicing agent. Signature provided administrative services necessary for the overall administration of the Fund including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Portfolio with applicable laws and regulations; providing equipment and personnel necessary for maintaining the organization of the Fund; preparation of certain documents in connection with meetings of the Board of Directors and shareholders; the maintenance of books and records of the Portfolio; and paying the compensation of the Fund's officers and Directors affiliated with Signature. For providing these services, Signature received from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.15% of the average daily net assets of the Portfolio up to $100 million; 0.10% of such assets from $100 million to $250 million; and 0.05% of such assets over $250 million.

     C. DISTRIBUTION AND SERVICE PLAN AND DISTRIBUTION REIMBURSEMENT FEES. The Directors adopted a distribution and service plan (the "Plan") for the Portfolio pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolio entered into a distribution agreement and a shareholder servicing agreement with Signature and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Signature received payments from the Portfolio to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the portfolio attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable


                                                 OLD WESTBURY INTERNATIONAL FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                    October 31, 1996 (Continued)
--------------------------------------------------------------------------------
to Signature and Bessemer did not exceed 0.25% per annum of the Portfolio's average daily net assets.

     The distribution agreement with Signature provided for reimbursement to Signature by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolio's shares in an amount not to exceed 0.10% per annum of the Portfolio's average daily net assets.

     In addition, the Portfolio will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Portfolio's average daily net assets.

     D. DIRECTORS' FEES. Each Director who is not an "interested person" (as defined in the Act) of the Fund receives a $5,000 annual retainer and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings. Effective June 1, 1996, Directors received an additional $500 meeting fee.

     E. CUSTODY FEES. The Fund has retained Bessemer to serve as the Portfolio's custodian. Bessemer is responsible for maintaining the books and records of the Portfolio's securities and cash.

     For providing these services, Bessemer receives from the Portfolio a fee accrued and paid monthly at an annual rate equal to 0.20% of the average daily net assets of the Portfolio.
3. CAPITAL STOCK. The Fund has authorized a total of 20 billion shares of common stock (par value $0.001 per share) and is permitted to issue 4 billion of the authorized shares in the Portfolio. Transactions in shares of capital stock were as follows:

                                                             FISCAL YEAR ENDED
                                                                OCTOBER 31,
                                                             1996          1995
Common stock sold......................................     4,294,507     2,725,287
Reinvestment of dividends..............................       108,364        78,231
Common stock redeemed..................................    (2,871,960)   (1,842,187)
                                                         ------------  ------------
Net increase...........................................     1,530,911       961,331
                                                         ------------  ------------
                                                         ------------  ------------


4. PURCHASES AND SALES OF SECURITIES. For the fiscal year ended October 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $66,389,422 and $52,879,822, respectively.


OLD WESTBURY INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1996 (Continued)
--------------------------------------------------------------------------------

5. SUBSEQUENT EVENT. Effective December 2, 1996, Signature resigned as administrator and distributor, Federated Administrative Services became the administrator, and Edgewood Services, Inc. became the distributor of the Fund.

6. DISTRIBUTIONS AND FOREIGN TAXES WITHHELD. The following information summarizes per share distributions to be paid by the Fund for the year ended October 31, 1996.

                         NET FOREIGN       FOREIGN TAXES
  RECORD     PAYABLE        SOURCE            PAID OR          LONG TERM
   DATE       DATE     INCOME PER SHARE  WITHHELD PER SHARE  CAPITAL GAINS
  12/23/96     1/3/97       $0.15              $0.03             None


     The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.


INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Directors and the Shareholders of Old Westbury Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Old Westbury Funds, Inc. (consisting of Old Westbury International Fund) as of October 31, 1996, the related statements of operations for the year then ended, and of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended, and for the period October 22, 1993 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Old Westbury Funds, Inc. at October 31, 1996, the results of its operations, the changes in its net assets for each of the the two years then ended and the financial highlights for each of the three years then ended, and for the period October 22, 1993 to October 31, 1993, in conformity with generally accepted accounting principles.

                                                      DELOITTE & TOUCHE LLP

New York, New York
December 12, 1996

                          INVESTMENT ADVISOR:
                          Bessemer Trust Company, N.A.
                          630 Fifth Avenue
                          New York, New York 10111
                          (212) 708-9100

                          DISTRIBUTOR AND SHAREHOLDER
                          SERVICING AGENT:
                          Edgewood Services, Inc.
                          Federated Investors Tower
                          Pittsburgh, PA 15222-3779

                          ADMINISTRATOR:
                          Federated Administrative Services
                          Federated Investors Tower
                          Pittsburgh, PA 15222-3779

                          SHAREHOLDER SERVICING AGENT:
                          Bessemer Trust Company, N.A.
                          630 Fifth Avenue
                          New York, New York 10111
                          (212) 708-9100

G01963-01 (12/96)





A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the graphic presentation. The Old Westbury International Fund is represented by a solid line, whereas Morgan Stanley Capital International: Europe, Australia and Far East Index (`EAFE Index'') is represented by a broken dotted line and Morgan Stanley Capital International Emerging Markets Free Index (`MSCI Index') is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in Old Westbury International Fund and EAFE Index and MSCI Index for the period from October 22, 1993 (commencement of operations) to October 31, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in Old Westbury International Fund as compared to EAFE Index and MSCI Index. Beneath the line graph are the following total return data for Old Westbury International Fund: average annual total return figures for the one-year and since inception to October 31, 1996 are as follows: 15.5% and 4.5%, respectively, without sales charge and 10.3% and 2.9%, respectively, with 4.5% sales charge.